Income taxes	9 Months Ended
Sep. 30, 2018
Income Taxes [abstract]
Income taxes
15.   Income taxes

Income tax expense is recognized based on management’s best estimate of the weighted average annual income tax rate expected for the full financial year. The estimated average annual rate used for the nine-month period ended September 30, 2018 was 26.5% and for the year ended December 31, 2017 was 26.5%.

The Company’s net deferred tax liability relates to the Mexican mining royalty and arises principally from the following:

	September 30,	December 31,
	2018	2017

Property, plant and equipment	$837	$900
Other	25	-
Total deferred tax liabilities	862	900

Alternative minimum tax credits	626	626
Other	-	28
Total deferred tax assets	626	654
Net deferred tax liabilities	$236	$246